EXHIBIT 32.01

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Senetek PLC (the “Company”) for the fiscal year ended December 31, 2010 (the “Report”), the undersigned each hereby certifies that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2011	/s/ John P. Ryan
John P. Ryan, Chairman of the Board
and Chief Executive Officer

Dated: April 15, 2011	/s/ Howard Crosby
Howard Crosby, President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Swank, Inc. and will be retained by Swank, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.